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     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 16, 1998

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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[ ]  Soliciting Material Pursuant to Section 248.14a-11(c) or Section 240.14a-12

                    AMERICAN BANKERS INSURANCE GROUP, INC.
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                (Name of Registrant as Specified in Its Charter)

                      AMERICAN INTERNATIONAL GROUP, INC.
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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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        On March 16, 1998, American International Group, Inc. issued the following Press Release:

                 [AIG LOGO] AMERICAN INTERNATIONAL GROUP, INC.
                       70 Pine Street New York, NY 10270

NEWS

Contact:  Joe Norton
          AIG Director of Public Relations
          212/770-3144


              AIG ISSUES STATEMENT ON AMERICAN BANKERS INSURANCE
              --------------------------------------------------
                             COMPANY ACQUISITION
                             -------------------


NEW YORK, March 16, 1998 - American International Group, Inc. (AIG) has issued the following statement concerning the acquistion of American Bankers Insurance Group, Inc. (ABI):

     "The hearings in Florida on AIG's Form A application for an AIG subsidiary to merge with ABI are scheduled to begin tomorrow, Tuesday, March 17, and we expect those hearings to go forward as scheduled. In light of the announcement today by Cendant that it has increased its bid to acquire ABI, AIG is reviewing its options and will make an announcement in due course. In the meantime, the first order of business is to conduct the Florida hearings, and we look forward to participating in those hearings."


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        AIG is the leading U.S.-based international insurance organization and among the largest underwriters of commercial and industrial insurance in the United States. Its member companies write property, casualty, marine, life and financial services insurance in approximately 130 countries and jurisdictions, and are engaged in a range of financial services businesses. American International Group, Inc.'s common stock is listed on the New York Stock Exchange, as well as the stock exchanges in London, Paris, Switzerland and Tokyo.

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